Exhibit 99.1

Aspira Women’s Health Announces Equity Capital Infusion of $3.06 Million in Private Placement and Warrant Exercise

● $2.95 Million PIPE

● $112 thousand warrant exercise

AUSTIN, Texas, September 18, 2025 (GLOBE NEWSWIRE) — Aspira Women’s Health Inc. (“Aspira”) (OTCQB: AWHL), an AI enhanced bio-analytics based women’s health company focused on delivering leading noninvasive gynecologic disease diagnostics and disease management tools, today announced that it has received equity capital totaling $3.06 million from existing and new investors. The company has entered into a securities purchase agreement dated September 16, 2025, pursuant to which the Company has sold and issued an aggregate principal amount of $2.95 million in the form of a Unit Purchase, which includes Common Stock and a partial Warrant (the “Unit”) in a private placement (the “Private Placement”) with existing and new accredited investors, including members of the Board of Directors. Additionally, the unsolicited exercise of warrants arising from the March 11, 2025, private placement netted the company $112,500 upon the issuance of 450,000 shares.

The price at which the Units were offered is a fixed price using the 10-day volume weighted average lookback price as of September 8, 2025, resulting in a fixed price per unit sold of $0.45. Each unit is comprised of a share of Common Stock combined with 75% of one warrant. Each warrant shall convey the right to purchase one share of common stock at a fixed cash price of $0.75 per share, with a term of five (5) years from date of issuance. As a result of this transaction, the Company issued 6,550,000 additional common shares, and 4,912,500 new warrants.

Net proceeds from the offering will be used to support Aspira’s ongoing commercial activities as well as general corporate purposes and working capital.

“We are pleased to announce this capital infusion,” commented Jack Fraser, Chairman of Aspira. “We appreciate the commitment and confidence these investors have placed in our team. During the investor due diligence process, we articulated our business plans for our existing commercial portfolio of revenue generating products, as well as our anticipated innovations. Based on what we feel is a compelling outlook for Aspira, our investor community delivered financial backing enabling our team to focus on the successful execution of our near-term goals. Further, we are particularly excited about the innovative product pipeline that offers potentially game-changing utility to patients and their providers in battling ovarian cancer and endometriosis.”

“I want to thank our Board of Directors for the key roles they played helping our executive team to review our business plans and material strategy changes with appropriate investors, who envisioned the tremendous value we are seeking to unlock solving some of the most pressing unmet needs in women’s health today,” commented Mike Buhle, CEO of Aspira. “I believe we have executed extremely well in the first eight months of our transformative strategic plans as well as operational changes on all fronts. We overhauled our cost structure, streamlined our operations, and have become highly efficient on many measures.

“Equally importantly, our new model is delivering sustained growth metrics despite vastly reducing our resourcing, including staffing and financial resources. Recent client adoptions of our non-invasive diagnostic solutions with globally recognized health delivery platforms are strong examples of market validation of our science and our team, and we anticipate additional engagements. These important platform partnerships are examples of how we expect to drive scalable growth in 2025, 2026, and for numerous years going forward. This unfolding market adoption momentum drives our confidence that this important capital infusion can propel the Company forward as we execute on our growth plans,” concluded Mr. Buhle. “We have many opportunities before us, and our focus is entirely on executing on them.”

The securities offered and sold by the Company in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities will not be registered under the Securities Act or any state securities laws when issued at the closing of the private placement, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

About Aspira Women’s Health Inc.

Aspira Women’s Health Inc. is dedicated to the discovery, development, and commercialization of noninvasive, AI-powered tests to aid in the diagnosis of gynecologic diseases.  OvaWatch® and Ova1Plus® are offered to clinicians as OvaSuiteSM. Together, they provide the only comprehensive portfolio of blood tests to aid in the detection of ovarian cancer risk for the 1.2+ million American women diagnosed with an adnexal mass each year.

OvaWatch provides a negative predictive value of 99% and is used to assess ovarian cancer risk for women where initial clinical assessment indicates the mass is indeterminate or benign, and thus surgery may be premature or unnecessary. Ova1Plus is a reflex process of two FDA-cleared tests, Ova1® and Overa®, to assess the risk of ovarian malignancy in women with an adnexal mass planned for surgery.

Our in-development test pipeline will expand our ovarian cancer portfolio and address the tremendous need for non-invasive diagnostics for endometriosis, a debilitating disease that impacts millions of women worldwide. In ovarian cancer, we intend to combine microRNA and protein biomarkers with patient data to further enhance the sensitivity and specificity of our current tests. In endometriosis, we have developed the first-ever non-invasive test designed to identify endometriomas, one of the most commonly occurring forms of severe endometriosis. Through our ongoing endometriosis development program, we are combining microRNA and protein biomarkers with patient data, with the intent of identifying all endometriosis independent of disease location or severity.

Forward-Looking Statements

This press release contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties. Such forward-looking statements include statements regarding, among other things, the timing and completion of any products in the development pipeline and other statements that are predictive in nature, and whether the marketing of the OvaSuite portfolio will prove successful. Actual results could differ materially from those discussed due to known and unknown risks, uncertainties, and other factors. These forward-looking statements generally can be identified by the use of words such as “designed to,” “expect,” “plan,” “anticipate,” “could,” “may,” “intend,” “will,” “continue,” “future,” and other words of similar meaning and the use of future dates. These and additional risks and uncertainties are described more fully in the Company’s filings with the Securities and Exchange Commission (SEC), including those factors identified as “Risk Factors” in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Aspira presently does not know, or that Aspira currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aspira’s expectations, plans, or forecasts of future events and views as of the date of this press release. Subsequent events and developments may cause the Company’s assessments to change. However, while Aspira may elect to update these forward-looking statements at some point in the future, Aspira expressly disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Aspira’s assessments of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Relations Contact:

investors@aspirawh.com

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